UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2022

CBRE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 McKinney Avenue
Suite 1250
Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(214) 979-6100

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	“CBRE”	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 12, 2022, the Company’s board of directors appointed Lindsey Caplan as the Company’s Chief Accounting Officer, effective September 12, 2022 (the “Transition Date”). Mr. Caplan, age 48, previously served as Global Chief Financial Officer of the Company’s Real Estate Investments segment from February 2020 to September 2022. Prior to that, Mr. Caplan served as Chief Financial Officer of the Company’s Americas Advisory segment from July 2018 to February 2020, as Senior Vice President, Global Financial Planning & Analysis from December 2013 to July 2018 and as Vice President, Americas Finance from July 2011 to December 2013. Prior to these roles, he served as Vice President, Global Financial Planning & Analysis from May 2009 to July 2011, and as Director, Corporate Development from September 2006 to May 2009. Mr. Caplan joined the Company from Marsh Inc., where he was Vice President, Strategic Development. Earlier in his career, he worked in the Transaction Services Group at PricewaterhouseCoopers.

Effective as of the Transition Date, Mr. Caplan will earn an annual base salary of $460,000 and will be eligible for an annual target bonus of $460,000. Beginning in 2023, he will be eligible for an annual equity award with a target grant date value of $430,000. Mr. Caplan will also receive a one-time cash promotion award of $100,000. There are no arrangements or understandings between Mr. Caplan and any other persons pursuant to which he was selected for his position with the Company. There are no family relationships between Mr. Caplan and any director or executive officer of the Company.

Madeleine Barber, who served as the Company’s Deputy Chief Financial Officer and Chief Accounting Officer until the Transition Date, will remain at the Company through December 31, 2022.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2022	CBRE GROUP, INC.

	By:	/s/ EMMA GIAMARTINO
Emma Giamartino
Global Group President, Chief Financial Officer and Chief Investment Officer